AMPLIDYNE, INC.


                                                                         EX-32.1


            CERTIFICATION PURSUANT TO 18 U.S.C 1350, AS ADOPTED, AND
        THE REQUIREMENTS OF SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of Amplidyne, Inc. (the "Company") for the six months ended June 30, 2004, I, Tarlochan Bains, Chief Executive Officer and Principal Accounting Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.


/S/ TARLOCHAN. BAINS
------------------------------
Tarlochan Bains
Chief Executive Officer and Principal Accounting Officer

August 23, 2004